                                                                    EXHIBIT 99.9

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $780,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC1

                                  [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                FEBRUARY 3, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                  SCENARIO                                             1               2               3                 4
-----------------------------------------------------------------------------------------------------------------------------------
                   SPEED                         PRICING        50% pricing      100% pricing     150% pricing       35% CPR
                   RATES                                          Forward          Forward          Forward          Forward
                  TRIGGERS                                          Fail             Fail             Fail             Fail
                CLEANUP CALL                                    To Maturity      To Maturity       To Maturity      To Maturity
            DEFAULT P&I ADVANCE                                 100% Advance     100% Advance      100% Advance    100% Advance
              DEFAULT SEVERITY                                       50%              50%              50%              50%
            DEFAULT RECOVERY LAG                  Months          6 months        6 months          6 months         6 months
              DEFAULT BALANCE                                  Current Balance  Current Balance  Current Balance  Current Balance
              CPR = CDR + CRR                Capped at prepay
                 CPR = CRR                     PSA standard     CPR = CRR          CPR = CRR        CPR = CRR        CPR = CRR
-----------------------------------------------------------------------------------------------------------------------------------
                       INITIAL
                         BOND       SUB-
CLASS       RATINGS      SIZE    ORDINATION
-----------------------------------------------------------------------------------------------------------------------------------
A           Aaa/AAA     80.85      21.45        CDR               17.77             22.94            28.46            26.87
                                                CummLosses        21.62%            17.63%           15.90%           16.70%
-----------------------------------------------------------------------------------------------------------------------------------
M1           Aa1/AA+     5.15      16.30        CDR
                                                CummLosses
-----------------------------------------------------------------------------------------------------------------------------------
M2           Aa2/AA      3.40      12.90        CDR
                                                CummLosses
-----------------------------------------------------------------------------------------------------------------------------------
M3             A2/A      5.50       7.40        CDR              10.547            11.482           12.866           12.458
                                                CummLosses        19.45%            12.84%            9.99%           11.76%
-----------------------------------------------------------------------------------------------------------------------------------
M4             A3/A-     1.80       5.60        CDR
                                                CummLosses
-----------------------------------------------------------------------------------------------------------------------------------
B1         Baa1/BBB+     1.30       4.30        CDR
                                                CummLosses
-----------------------------------------------------------------------------------------------------------------------------------
B2         Baa2/BBB      1.00       3.30        CDR
                                                CummLosses
-----------------------------------------------------------------------------------------------------------------------------------
B3         Baa3/BBB-     1.00       2.30        CDR               7.720             6.831            6.172            6.970
                                                CummLosses        15.65%             8.32%            5.14%            7.17%
-----------------------------------------------------------------------------------------------------------------------------------
TARGET OC                   -       2.30        CDR                   -                 -                -                -
                                                CummLosses
-----------------------------------------------------------------------------------------------------------------------------------
 OC                         -          -                              -                 -                -                -
------------------------------------------------------------------------------------------------------------------------------------

                  SCENARIO                           5                6              7                   8
-----------------------------------------------------------------------------------------------------------------
                   SPEED                       50% pricing      100% pricing    150% pricing        35% CPR
                   RATES                       Forward+200       Forward+200    Forward+200       Forward+200
                  TRIGGERS                         Fail             Fail           Fail               Fail
                CLEANUP CALL                   To Maturity      To Maturity      To Maturity      To Maturity
            DEFAULT P&I ADVANCE                100% Advance     100% Advance     100% Advance     100% Advance
              DEFAULT SEVERITY                      50%              50%              50%              50%
            DEFAULT RECOVERY LAG                 6 months         6 months        6 months          6 months
              DEFAULT BALANCE                 Current Balance  Current Balance  Current Balance  Current Balance
              CPR = CDR + CRR
                 CPR = CRR                       CPR = CRR        CPR = CRR      CPR = CRR           CPR = CRR
-----------------------------------------------------------------------------------------------------------------
                       INITIAL
                         BOND       SUB-
CLASS       RATINGS      SIZE    ORDINATION
-----------------------------------------------------------------------------------------------------------------
A           Aaa/AAA     80.85      21.45           17.77            22.94            28.46            26.87
                                                   21.62%           17.63%           15.90%           16.70%
-----------------------------------------------------------------------------------------------------------------
M1           Aa1/AA+     5.15      16.30
-----------------------------------------------------------------------------------------------------------------
M2           Aa2/AA      3.40      12.90
-----------------------------------------------------------------------------------------------------------------
M3             A2/A      5.50       7.40           7.862            8.116            9.109            9.216
                                                   15.90%            9.65%            7.35%            9.15%
-----------------------------------------------------------------------------------------------------------------
M4             A3/A-     1.80       5.60
-----------------------------------------------------------------------------------------------------------------
B1         Baa1/BBB+     1.30       4.30
-----------------------------------------------------------------------------------------------------------------
B2         Baa2/BBB      1.00       3.30
-----------------------------------------------------------------------------------------------------------------
B3         Baa3/BBB-     1.00       2.30           6.241            4.305            2.796            4.622
                                                   13.39%            5.51%            2.42%            4.95%
-----------------------------------------------------------------------------------------------------------------
TARGET OC                   -       2.30               -                -                -                -
-----------------------------------------------------------------------------------------------------------------
OC                          -          -               -                -                -                -
-----------------------------------------------------------------------------------------------------------------

                     AFCap @    AFCap @ Libor
Period     Date     Libor =Fwd    =Fwd+200
------  ----------  ----------  -------------
   0    03/07/2005
   1    04/25/2005    4.088         4.088
   2    05/25/2005    6.693         6.693
   3    06/25/2005    6.510         6.498
   4    07/25/2005    6.751         6.727
   5    08/25/2005    6.558         6.523
   6    09/25/2005    6.585         6.537
   7    10/25/2005    6.833         6.769
   8    11/25/2005    6.644         6.568
   9    12/25/2005    6.906         6.811
  10    01/25/2006    6.716         6.607
  11    02/25/2006    6.750         6.623
  12    03/25/2006    7.495         7.351
  13    04/25/2006    6.787         6.659
  14    05/25/2006    7.034         6.899
  15    06/25/2006    6.833         6.702
  16    07/25/2006    7.081         6.943
  17    08/25/2006    6.873         6.738
  18    09/25/2006    6.894         6.756
  19    10/25/2006    7.172         7.020
  20    11/25/2006    8.634         8.441
  21    12/25/2006    8.999         8.797
  22    01/25/2007    8.714         8.521
  23    02/25/2007    8.707         8.516
  24    03/25/2007    9.641         9.437
  25    04/25/2007    8.705         8.534
  26    05/25/2007    9.249         9.321
  27    06/25/2007    8.953         9.045
  28    07/25/2007    9.241         9.346
  29    08/25/2007    8.933         9.043
  30    09/25/2007    8.923         9.041
  31    10/25/2007    9.211         9.341
  32    11/25/2007    9.005         9.560
  33    12/25/2007    9.343         9.940
  34    01/25/2008    9.028         9.611
  35    02/25/2008    9.013         9.599
  36    03/25/2008    9.620        10.246
  37    04/25/2008    8.985         9.551
  38    05/25/2008    9.122         9.795
  39    06/25/2008    8.603         9.226
  40    07/25/2008    8.819         9.435
  41    08/25/2008    8.499         9.071
  42    09/25/2008    8.464         9.013
  43    10/25/2008    8.711         9.255
  44    11/25/2008    8.416         8.943
  45    12/25/2008    8.665         9.195
  46    01/25/2009    8.353         8.844
  47    02/25/2009    8.322         8.790
  48    03/25/2009    9.180         9.675
  49    04/25/2009    8.262         8.689
  50    05/25/2009    8.536         8.971
  51    06/25/2009    8.234         8.641
  52    07/25/2009    8.480         8.880
  53    08/25/2009    8.180         8.548
  54    09/25/2009    8.155         8.505
  55    10/25/2009    8.401         8.745
  56    11/25/2009    8.111         8.428
  57    12/25/2009    8.363         8.674
  58    01/25/2010    8.071         8.357
  59    02/25/2010    8.050         8.321
  60    03/25/2010    8.890         9.175
  61    04/25/2010    8.010         8.254
  62    05/25/2010    8.277         8.515
  63    06/25/2010    7.993         8.211
  64    07/25/2010    8.241         8.455
  65    08/25/2010    7.958         8.154
  66    09/25/2010    7.942         8.128
  67    10/25/2010    8.192         8.373
  68    11/25/2010    7.915         8.080
  69    12/25/2010    8.165         8.327
  70    01/25/2011    7.888         8.037
  71    02/25/2011    7.876         8.016
  72    03/25/2011    8.707         8.854
  73    04/25/2011    7.853         7.979
  74    05/25/2011    8.113         8.233
  75    06/25/2011    7.842         7.951
  76    07/25/2011    8.093         8.199
  77    08/25/2011    7.822         7.920
  78    09/25/2011    7.814         7.906
  79    10/25/2011    8.066         8.155
  80    11/25/2011    7.797         7.879
  81    12/25/2011    8.049         8.129
  82    01/25/2012    7.783         7.856
  83    02/25/2012    7.776         7.845
  84    03/25/2012    8.306         8.376
  85    04/25/2012    7.765         7.826

 86     05/25/2012    8.021        8.078
 87     06/25/2012    7.757        7.809
 88     07/25/2012    8.010        8.062
 89     08/25/2012    7.747        7.794
 90     09/25/2012    7.743        7.787
 91     10/25/2012    7.997        8.040
 92     11/25/2012    7.735        7.774
 93     12/25/2012    7.989        8.027
 94     01/25/2013    7.728        7.763
 95     02/25/2013    7.725        7.758
 96     03/25/2013    8.550        8.584
 97     04/25/2013    7.720        7.748
 98     05/25/2013    7.976        8.003
 99     06/25/2013    7.716        7.740
100     07/25/2013    7.971        7.995
101     08/25/2013    7.712        7.733
102     09/25/2013    7.710        7.730
103     10/25/2013    7.965        7.984
104     11/25/2013    7.706        7.724
105     12/25/2013    7.961        7.979
106     01/25/2014    7.703        7.719
107     02/25/2014    7.702        7.716
108     03/25/2014    8.525        8.541
109     04/25/2014    7.699        7.712
110     05/25/2014    7.955        7.968
111     06/25/2014    7.698        7.709
112     07/25/2014    7.953        7.964
113     08/25/2014    7.696        7.706
114     09/25/2014    7.695        7.704
115     10/25/2014    7.951        7.960
116     11/25/2014    7.693        7.702
117     12/25/2014    7.949        7.957
118     01/25/2015    7.692        7.700
119     02/25/2015    7.692        7.699
120     03/25/2015    8.515        8.523
121     04/25/2015    7.691        7.697
122     05/25/2015    7.947        7.953
123     06/25/2015    7.691        7.696
124     07/25/2015    7.947        7.952
125     08/25/2015    7.690        7.695
126     09/25/2015    7.690        7.694
127     10/25/2015    7.946        7.950
128     11/25/2015    7.689        7.693
129     12/25/2015    7.946        7.949
130     01/25/2016    7.689        7.693
131     02/25/2016    7.689        7.692
132     03/25/2016    8.219        8.223
133     04/25/2016    7.689        7.692
134     05/25/2016    7.945        7.948
135     06/25/2016    7.689        7.692
136     07/25/2016    7.946        7.948
137     08/25/2016    7.689        7.692
138     09/25/2016    7.689        7.692
139     10/25/2016    7.946        7.948
140     11/25/2016    7.690        7.692
141     12/25/2016    7.946        7.948
142     01/25/2017    7.690        7.692
143     02/25/2017    7.690        7.692
144     03/25/2017    8.514        8.516
145     04/25/2017    7.691        7.692
146     05/25/2017    7.947        7.948
147     06/25/2017    7.691        7.692
148     07/25/2017    7.948        7.949
149     08/25/2017    7.691        7.693
150     09/25/2017    7.692        7.693
151     10/25/2017    7.948        7.949
152     11/25/2017    7.692        7.693
153     12/25/2017    7.949        7.950
154     01/25/2018    7.693        7.694
155     02/25/2018    7.693        7.694
156     03/25/2018    8.518        8.518
157     04/25/2018    7.694        7.694
158     05/25/2018    7.950        7.951
159     06/25/2018    7.694        7.695
160     07/25/2018    7.951        7.952
161     08/25/2018    7.695        7.695
162     09/25/2018    7.695        7.696
163     10/25/2018    7.952        7.953
164     11/25/2018    7.696        7.696
165     12/25/2018    7.953        7.953
166     01/25/2019    7.697        7.697
167     02/25/2019    7.697        7.697
168     03/25/2019    8.522        8.522
169     04/25/2019    7.698        7.698
170     05/25/2019    7.954        7.955
171     06/25/2019    7.698        7.699
172     07/25/2019    7.955        7.955
173     08/25/2019    7.699        7.699
174     09/25/2019    7.699        7.700
175     10/25/2019    7.956        7.957
176     11/25/2019    0.000        0.000


          SCENARIO 1  SCENARIO 2  SCENARIO 3  SCENARIO 4
          ----------  ----------  ----------  ----------
PREPAY      100%         150%        100%        150%
RATES       fwd          fwd        fwd+200     fwd+200
CDR           5%           5%          5%          5%
SEVERITY     50%          50%         50%         50%
REV LAG       6            6           6           6

PERIOD    Exc Sprd  Exc Sprd  Exc Sprd  Exc Sprd
--------  --------  --------  --------  --------
AVG YR1     297       296       109       108
AVG YR2     335       327       122       112
AVG YR3     481       449       303       258
AVG YR4     529       472       377       290
AVG YR5     567        NA       369        NA
--------  --------  --------  --------  --------
   1        130       130       130       130
   2        369       368       169       169
   3        328       328       127       127
   4        337       337       135       135
   5        308       307       105       105
   6        303       302        99        98
   7        320       319       115       114
   8        290       290        85        84
   9        304       303        97        95
  10        274       273        66        65
  11        267       265        58        56
  12        331       329       118       115
  13        255       252        45        42
  14        272       269        62        58
  15        247       243        38        34
  16        265       261        54        50
  17        238       234        31        27
  18        235       231        28        24
  19        254       251        44        40
  20        422       411       207       194
  21        456       444       239       223
  22        428       413       208       191
  23        429       411       208       187
  24        524       504       299       275
  25        426       404       201       177
  26        485       459       290       258
  27        452       425       257       223
  28        481       451       284       247
  29        450       420       251       213
  30        453       421       251       212
  31        489       456       284       242
  32        479       444       337       283
  33        522       485       382       324
  34        492       455       348       288
  35        492       454       345       283
  36        557       518       409       342
  37        487       449       333       266
  38        535       493       400       322
  39        502       461       364       284
  40        535       494       394       309
  41        503       463       356       270
  42        505 ***             353 ***
  43        542 ***             386 ***
  44        517 ***             361 ***
  45        553 ***             397 ***
  46        520 ***             359 ***
  47        520 ***             355 ***
  48        631 ***             463 ***
  49        518 ***             345 ***
  50        563 ***             388 ***
  51        529 ***             351 ***
  52        566 ***             384 ***
  53        534 ***             347 ***
  54        539 ***             346 ***
  55        581 ***             382 ***
  56        553 ***             349 ***
  57        597 ***             386 ***
  58        564 ***             348 ***
  59        567 ***             344 ***
  60        691 ***             454 ***
  61        572 ***             333 ***
  62        626 ***             372 ***
  63        593 ***             333 ***
  64        638 ***             365 ***
  65        607 ***             327 ***
  66 ***        ***       ***       ***